                                                                 EXHIBIT 10.15.6

                           THIRD AMENDMENT AGREEMENT



          This Third Amendment Agreement (this "Amendment"), dated as of November 29, 1994, is entered into by Rohr, Inc., a Delaware corporation ("Rohr"), State Street Bank and Trust Company of California, National Association, a national banking association, not in an individual capacity but solely as owner trustee ("Trustee"), and General Electric Capital Corporation ("GE Capital").

                                  WITNESSETH:

          WHEREAS, Rohr is a party to a Sublease Agreement, dated as of September 14, 1992, with the Trustee and an individual trustee, as owner trustees under that certain Trust Agreement for the benefit of GE Capital (such Sublease Agreement as amended to date, being hereinafter referred to as the "GE Capital Sublease"); and

          WHEREAS, Rohr has requested that a covenant in the GE Capital Sublease be modified;

          NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Amendment to GE Capital Sublease. Section XVII(j) of the GE Capital
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          Sublease is amended in its entirety to read as follows:

          (j) The provisions of Sections 5.01(c), 5.01(d) and 5.02(a) of the Credit Agreement, dated as of April 26, 1989, among Sublessee, the Lenders parties thereto and Citicorp USA, Inc., as agent (after giving effect to the Eighth Amendment thereto dated as of November 29, 1994), together with all relevant definitions pertaining to such Sections, are incorporated herein by reference.

     2.   Jury Trial Waiver.  EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY
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          WAIVES THEIR RESPECTIVE RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AMENDMENT, ANY DEALINGS AMONG ANY OF THEM RELATING TO THE SUBJECT MATTER HEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED AMONG THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS).

          THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT. IN THE EVENT OF LITIGATION, THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     3.   Direction to Trustee.  GE Capital hereby joins in this Amendment to
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          acknowledge its consent to the terms and provisions hereof and to direct the Trustee to enter into this Amendment and any other agreements, instruments and documents to be executed in connection herewith in its capacity as owner trustee.

     4.   Expenses.  Rohr agrees to pay all reasonable costs and expenses of the
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          Trustee and GE Capital in connection with the preparation, execution, delivery and enforcement of this Amendment and any other agreements, instruments and documents executed in connection herewith.

     5.   Further Assurances.  Each of the parties hereto agrees that at any
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          time it shall execute and deliver all further instruments and documents, and take all further action, in order to effectuate or otherwise document the transactions contemplated hereby or otherwise implement the intention of the parties under this Amendment, as any of the parties hereto and their successors and assigns reasonably may request.

     6.   Further Modifications.  NO VARIATION OR MODIFICATION OF THIS AMENDMENT
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          OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF EACH OF THE PARTIES HERETO.

     7.   Multiple Counterparts.  This Amendment may be executed in two or more
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          counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

     8.   Eighth Amendment.  A copy of the Eighth Amendment to the Credit
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          Agreement, referred to in Section 1 of this Amendment, is attached hereto as Exhibit A.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.



Rohr, Inc.                         State Street Bank and Trust Company of
                                   California, National Association, not in its individual capacity but solely as Corporate
                                   Trustee

By:    /s/ L. A. Chapman
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Name:  L. A. Chapman
Title: Senior Vice President and
       Chief Financial Officer
                                   By:    /s/ Scott C. Emmons
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                                   Name:  Scott C. Emmons
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                                   Title: Trust Officer
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                                   General Electric Capital Corporation


                                   By:    /s/ James R. Newman
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                                   Name:  James R. Newman
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                                   Title: Credit Manager
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